Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”), dated as of June 30, 2017 (the “Second Amendment Effective Date”), is among WildHorse Resource Development Corporation, a Delaware corporation (the “Borrower”); each of the Guarantors party hereto (the “Guarantors” and collectively with the Borrower, the “Credit Parties”); each of the Lenders party hereto; and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S:

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of December 19, 2016 (as amended or otherwise modified from time to time to date pursuant to the terms thereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B. The Borrower has advised the Administrative Agent and the Lenders that the Borrower has entered into (i) that certain Purchase and Sale Agreement, dated as of May 10, 2017, among WHR Eagle Ford LLC, a Delaware limited liability company and Wholly-Owned Subsidiary of the Borrower (“WHREF”), as purchaser, and Anadarko E&P Onshore LLC (“AEPO”), Admiral A Holding L.P., TE Admiral A Holding L.P. and Aurora C-I Holding L.P., as sellers (the “First Purchase Agreement”), and (ii) that certain Purchase and Sale Agreement, dated as of May 10, 2017, among WHREF, as purchaser, and AEPO and Anadarko Energy Services Company, as sellers (the “Second Purchase Agreement”, and together with the First Purchase Agreement, the “Purchase Agreements”), and pursuant to which WHREF will acquire certain “Assets” as defined in each Purchase Agreement (such acquisition, the “Eagle Ford Acquisition”, and such Assets, the “Eagle Ford Assets”).

C. In connection with the Eagle Ford Acquisition, the Borrower has requested, among other things, to amend certain terms of the Credit Agreement as set forth herein, to be effective as of the Second Amendment Effective Date.

D. In connection with the Eagle Ford Acquisition, the Lenders have agreed to redetermine and increase the Borrowing Base to $650,000,000 effective as of the Second Amendment Effective Date.

E. The Borrower has requested that U.S. Bank (the “New Lender”), become Lenders under the Credit Agreement with a Maximum Credit Amount and an Elected Commitment in the amount as shown on Annex I to the Credit Agreement (as amended hereby).

F. Raymond James Bank, N.A. (the “Exiting Lender”), by its execution of this Second Amendment, will cease to be a Lender for all purposes under the Credit Agreement and the other Loan Documents.

G. Subject to and upon the terms and conditions set forth herein, the undersigned Lenders have agreed to enter into this Second Amendment to amend certain provisions of the Credit Agreement as more specifically provided for herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Second Amendment, shall have the meaning ascribed to such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this Second Amendment refer to the Credit Agreement, as amended hereby.

Section 2. Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 6 hereof, the Credit Agreement shall be amended effective as of the Second Amendment Effective Date in the manner provided in this Section 2.

2.1 Amendments to Section 1.02.

(a) The definition of “Total Debt” is hereby deleted in its entirety.

(b) The definition of “Excluded Cash” is hereby amended by adding the following language at the end of such definition:

“For clarity, cash in any Account that is subject to an Account Control Agreement shall be deemed held by the Administrative Agent pursuant to this Loan Agreement.”

(c) The following definitions are hereby amended and restated as follows:

“Agreement” means this Credit Agreement, as amended by the First Amendment, the Second Amendment and as the same may be further amended, modified, supplemented or restated from time to time.

“Change in Control” means the occurrence of any of the following: (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof), other than any NGP Party, of Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Borrower; (b) the members of the board of directors of the Borrower that are not Appointed Directors shall constitute a majority of the board of directors of the Borrower; or (c) the Borrower or a Guarantor ceases to own 100% of the Equity Interests of each Restricted Subsidiary. For the avoidance of doubt, the consent rights and other rights and privileges of the holders of the 2017 Preferred Units in the 2017 Preferred Documents as in effect on the Second Amendment Effective Date do not constitute “ordinary voting power” for purposes of this definition.

“Disqualified Capital Stock” means any Equity Interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event, matures or is mandatorily redeemable for any consideration other than other Equity Interests (which would not constitute Disqualified Capital Stock), pursuant to a sinking fund obligation or otherwise (except as a result of any change of control or asset sale so long as (A) any rights of the holders of such Equity Interests upon the change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Indebtedness (other than (i) contingent indemnification obligations as to which no claim has been asserted, (ii) Indebtedness to any Secured Swap Provider under Swap Agreement and (iii) Indebtedness to any Bank Products Provider in respect of Bank Products) and (B) in the case of an asset sale, such terms are no more restrictive to the Borrower than those in the 2017 Preferred Documents), or is convertible or exchangeable for Debt or redeemable for any consideration other than other Equity Interests (which would not constitute Disqualified Capital Stock) at the option of the holder thereof (except as a result of any change of control or asset sale so long as (A) any rights of the holders of such Equity Interests upon the change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Indebtedness (other than (i) contingent indemnification obligations as to which no claim has been asserted, (ii) Indebtedness to any Secured Swap Provider under Swap Agreement and (iii) Indebtedness to any Bank Products Provider in respect of Bank Products) and (B) in the case of an asset sale, such terms are no more restrictive to the Borrower than those in the 2017 Preferred Documents), in whole or in part, on or prior to the date that is one year after the earlier of (a) the Maturity Date and (b) the date on which there are no Loans, LC Exposure or other obligations hereunder outstanding and all of the Commitments are terminated; provided that, in no event shall the 2017 Preferred Units issued pursuant to the 2017 Preferred Documents in effect as of the Second Amendment Effective Date constitute Disqualified Capital Stock.

“Guarantors” means all Restricted Subsidiaries and each other Person that guarantees the Indebtedness pursuant to Section 8.14(b). As of the Second Amendment Effective Date, the Guarantors are WildHorse, Esquisto, WHE, WHREF, WildHorse Resources Management Company, LLC, a Delaware limited liability company, Oakfield Energy LLC, a Delaware limited liability company, Petromax E&P Burleson, LLC, a Texas limited liability company, and Burleson Water Resources, LLC, a Texas limited liability company.

“Net Debt” means, at any time, (a) Total Funded Debt, minus (b) the aggregate amount of cash and Cash Equivalents (other than Excluded Cash, except to the extent such Excluded Cash consists of cash collateral held or deemed held by the Administrative Agent pursuant to this Agreement or any other Loan Document, in each case, excluding any cash and Cash Equivalents being held to cash collateralize or otherwise backstop a Letter of Credit) of the Borrower and the Consolidated Restricted Subsidiaries.

(c) The following definitions are hereby added where alphabetically appropriate to read as follows:

“2017 Preferred Documents” means (a) the Preferred Stock Purchase Agreement, dated as of May 10, 2017, by and between the Borrower and CP VI Eagle Holdings, L.P., (b) the WildHorse Resource Development Corporation 6% Series A Perpetual Convertible Preferred Stock Certificate of Designation, and (c) the Amended and Restated Registration Rights Agreement dated as of June 30, 2017, by and among the Borrower, WHR Holdings, LLC, Esquisto Holdings, LLC, WHE AcqCo Holdings, LLC, NGP XI US Holdings, L.P., Jay C. Graham, Anthony Bahr, CP VI Eagle Holdings, L.P., Admiral Holding L.P., TE Admiral A Holding L.P. and Aurora C-1 Holding L.P., in each case, as such documents are in effect as of the Second Amendment Effective Date, each as may be amended, modified, restated or supplemented in a manner not prohibited by this Agreement.

“2017 Preferred Units” means, collectively, (a) the preferred units of the Borrower in an aggregate principal amount of $435,000,000 issued and sold on the Second Amendment Effective Date pursuant to the 2017 Preferred Documents and (b) additional preferred units of the Borrower constituting distributions paid in kind in accordance with the terms and conditions of the 2017 Preferred Documents.

“Second Amendment” means that certain Second Amendment to Credit Agreement, dated as of June 30, 2017, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

“Second Amendment Effective Date” means June 30, 2017.

“Total Funded Debt” means, at any date, all Debt of the Borrower and the Consolidated Restricted Subsidiaries on a consolidated basis other than (i) contingent obligations in respect of Debt described in clause (b) of the definition of “Debt”, (ii) Debt described in clauses (c), (i), (j), (k), (l) and (m) of the definition of “Debt” and (iii) Debt described in clauses (f) or (g) of the definition of “Debt” in respect of Debt of others described in clauses (i), (ii) or (iii) of this definition.

“WHREF” means WHR Eagle Ford LLC, a Delaware limited liability company.

2.2 Amendment to Article VII of the Credit Agreement. Article VII of the Credit Agreement is hereby amended by adding new Section 7.27 immediately after existing Section 7.26 of such article to read in full as follows:

“Section 7.27 2017 Preferred Units. The 2017 Preferred Units are not classified as a “debt” or a “liability” under GAAP as in effect on the Second Amendment Effective Date.”

2.3 Amendment to Section 8.12(a). The last sentence in Section 8.12(a) is hereby amended to read in in its entirely as follows:

“The Reserve Report as of January 1 of each year shall be audited by one or more Approved Petroleum Engineers; provided that, at the election of the Borrower, so long as no Default has occurred and is continuing, the Reserve Report as of January 1 may be audited or prepared by one or more Approved Petroleum Engineers.”

2.4 Amendment to Section 9.01(a). Section 9.01(a) is hereby amended by replacing the reference to “Total Debt” with “Total Funded Debt”.

2.5 Amendment to Section 9.04(a)(i) of the Credit Agreement. Section 9.04(a)(i) of the Credit Agreement is hereby amended and restated to read in full as follows:

“(i) the Borrower may (A) declare and pay dividends with respect to any of its Equity Interests payable solely in additional shares of its Equity Interests (other than Disqualified Capital Stock), and (B) declare and make dividends or distributions in respect of 2017 Preferred Units in the form of additional 2017 Preferred Units constituting payments in kind;”

2.6 Amendment to Section 9.04(a)(iv). Section 9.04(a)(iv) is hereby amended by replacing the reference to “$50,000,000” with “$75,000,000”.

2.7 Amendment to Section 9.12 of the Credit Agreement. The last sentence of Section 9.12 of the Credit Agreement is hereby amended and restated to read in full as follows:

“Notwithstanding anything to the contrary in this Section 9.12, none of (x) the forfeiture of all or any portion of any lease as the result of a decision by any Loan Party not to drill any well or take any other action necessary to maintain such lease in full force and effect, (y) the sale or other disposition by any Loan Party of any Equity Interest in any Unrestricted Subsidiary, or (z) the sale or other disposition by the Borrower of any Equity Interest in the Borrower, is a sale or other disposition which is subject to this Section 9.12.

2.8 Amendment to Section 9.22(a) of the Credit Agreement. Section 9.22(a) of the Credit Agreement is hereby amended and restated to read in full as follows:

“(a) The Borrower shall not, and shall not permit any other Loan Party to, amend, supplement or otherwise modify (or permit to be amended, supplemented or modified) its Organizational Documents or the 2017 Preferred Documents in any manner that would be adverse to the Lenders in any material respect; provided that any increase or acceleration of any mandatory payment or redemption obligations to any holders of any preferred equity of the Borrower shall be deemed to be materially adverse (it being understood and agreed that additional issuances of preferred units as described in the definition of 2017 Preferred Units shall not be deemed to be an increase to any such mandatory payment or redemption obligations).”

2.9 Replacement of Annex I.

(a) Annex I to the Credit Agreement is hereby replaced in its entirety with Annex I attached hereto and Annex I attached hereto shall be deemed to be attached as Annex I to the Credit Agreement. After giving effect to this Second Amendment and any Borrowings made on the Second Amendment Effective Date, (i) the Revolving Credit Exposure and the principal amount of Loans held by the Exiting Lender shall be $0.00, (ii) each Lender (including the New Lender) who holds Loans in an aggregate amount less than its Applicable Percentage (after giving effect to this Second Amendment) of all Loans shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Applicable Percentage of all Loans (or in the case of the Exiting Lender, in an amount greater than $0.00), (iii) each Lender’s participation in each Letter of Credit (after giving effect to this Second Amendment), if any, shall be automatically adjusted to equal its Applicable Percentage (or in the case of the Exiting Lender, adjusted to equal $0.00) and (iv) such other adjustments shall be made as the Administrative Agent shall specify so that the Revolving Credit Exposure applicable to each Lender equals its Applicable Percentage (after giving effect to this Second Amendment) of the aggregate Revolving Credit Exposure of all Lenders (or in the case of the Exiting Lender, adjusted to equal $0.00).

(b) The Administrative Agent, the Issuing Banks and the Borrower hereby consent to the reallocations and assignments pursuant to this Section 2.9 and waive the delivery of an Assignment and Assumption and any other condition (other than the delivery by the New Lender of an Administrative Questionnaire) to the effectiveness of the foregoing reallocations and assignments. The Administrative Agent hereby consents to a one-time waiver of the $3,500 processing and recordation fee that would otherwise be payable pursuant to Section 12.04(b)(ii)(C) as a result of the assignment provided for herein. Each existing Lender waives any break-funding payments otherwise payable under Section 5.02 in connection with the repayment of any Loans in accordance with this Section 2.9.

Section 3. Aggregate Elected Commitment Amounts. Pursuant to Section 2.06(c), the Aggregate Elected Commitment Amounts shall be increased to $650,000,000, effective as of the Second Amendment Effective Date, and the Borrower and the Lenders agree and acknowledge that the Elected Commitment of each Lender shall be as more particularly set forth on Annex I attached hereto and that the New Lender shall be deemed to have executed and delivered Exhibit H attached to the Credit Agreement pursuant to the terms thereof.

Section 4. Borrowing Base Redetermination. Pursuant to Section 2.07, the Administrative Agent and the Lenders agree that for the period from and including the Second Amendment Effective Date to but excluding the next Redetermination Date, effective contemporaneous with the consummation of the Eagle Ford Acquisition, the amount of the Borrowing Base shall be equal to $650,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 2.07(e), Section 2.07(f) or Section 8.12(c). For the avoidance of doubt, the redetermination herein shall constitute an Interim Redetermination as set forth in Section 2.07(b).

Section 5. New Lender. The New Lender hereby joins in, becomes a party to, and agrees to comply with and be bound by the terms and conditions of the Credit Agreement as amended hereby as a Lender thereunder and under each and every other Loan Document to which any Lender is required to be bound by the Credit Agreement as amended hereby, to the same extent as if the New Lender were an original signatory thereto. The New Lender hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as amended hereby as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto. The New Lender represents and warrants that (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Second Amendment, to consummate the transactions contemplated hereby and to become a party to, and a Lender under, the Credit Agreement as amended hereby, (b) it has received a copy of the Credit Agreement and copies of the most recent financial statements delivered pursuant to Section 8.01, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Second Amendment and to become a Lender on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (c) from and after the Second Amendment Effective Date, it shall be a party to and be bound by the provisions of the Credit Agreement as amended hereby and the other Loan Documents and have the rights and obligations of a Lender thereunder.

Section 6. Conditions Precedent. The effectiveness of this Second Amendment is subject to the following:

6.1 The Administrative Agent shall have received counterparts (in such number as may be requested by the Administrative Agent) of this Second Amendment from the Borrower, each Guarantor and each Lender (including the Exiting Lender).

6.2 The Administrative Agent shall have received an Administrative Questionnaire from the New Lender.

6.3 In connection with the Eagle Ford Acquisition, the Administrative Agent shall have received from the relevant Loan Parties duly executed and notarized mortgages and/or mortgage supplements in form and substance reasonably satisfactory to the Administrative Agent so that, after giving effect to the recording of such mortgages and/or mortgage supplements, the Administrative Agent shall be reasonably satisfied that, after giving pro forma effect to the Eagle Ford Acquisition and this Second Amendment, it has first priority, perfected Liens (subject only to Excepted Liens identified in clauses (a) to (d) and (f) of the definition thereof, but subject to the provisos at the end of such definition) on at least 85% of the total value (as determined by the Administrative Agent based on the present value of the Proved Reserves attributable thereto using a 9% discount rate) of the Oil and Gas Properties evaluated in the Reserve Report most recently delivered pursuant to Section 8.12(a) and including the Eagle Ford Assets.

6.4 The Administrative Agent shall have received from the Borrower title information setting forth, after giving pro forma effect to the Eagle Ford Acquisition and this Second Amendment, the status of title to at least 85% of the total value (as determined by the Administrative Agent based on the present value of the Proved Reserves attributable thereto using a 9% discount rate) of the Oil and Gas Properties evaluated in the Reserve Report most recently delivered pursuant to Section 8.12(a) and including the Eagle Ford Assets.

6.5 The Administrative Agent shall have received evidence reasonably satisfactory to it that on the Second Amendment Effective Date, the sale of $435,000,000 of 2017 Preferred Units pursuant to the 2017 Preferred Documents has been or will be consummated.

6.6 The Administrative Agent shall have received evidence reasonably satisfactory to it that on the Second Amendment Effective Date, all Liens on the Eagle Ford Assets (other than Liens permitted by Section 9.03) have been or will be released or terminated, subject only to the filing of applicable terminations and releases.

6.7 The Administrative Agent shall be reasonably satisfied with the environmental condition of the Eagle Ford Assets.

6.8 The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying:

(a) true, accurate and complete copies of (i) the Purchase Agreements and (ii) all assignments executed and delivered in connection therewith, and all amendments thereto, which amendments shall contain terms and conditions reasonably acceptable to the Administrative Agent (collectively, the “Related Documents”);

(b) true, accurate and complete copies of the 2017 Preferred Documents (collectively, with the Related Documents, the “2017 Acquisition Documents”) which documents shall be in form and substance reasonably acceptable to the Administrative Agent;

(c) that, on the Second Amendment Effective Date, the applicable Loan Parties have (i) executed the 2017 Acquisition Documents, in accordance with the terms of the 2017 Acquisition Documents without waiver or amendment of any term or condition thereof which would be adverse to the interests of the Loan Parties or the Lenders (provided that, for the avoidance of doubt, any waiver or amendment of the Purchase Agreements or any other Related Document that (A) results in the exclusion of Assets (as defined in each Purchase Agreement) representing five percent (5%) or more of the total value of the Assets that were included in the Purchase Agreements evaluated by the Administrative Agent from the Eagle Ford Assets being acquired by the Borrower or (B) results in the exclusion of five percent (5%) or more of the proved, developed, producing reserves represented by Eagle Ford Assets evaluated by the Administrative Agent in its determination of the Borrowing Base established pursuant to Section 4 hereof, in each case, shall be deemed to be materially adverse to the interest of the Loan Parties and the Lenders) and (ii) acquired all of the Eagle Ford Assets other than those expressly identified on such certificate; and

(d) as to the final purchase price for the Eagle Ford Assets including any portion thereof being deposited into an escrow account after giving effect to all adjustments as of the Second Amendment Effective Date contemplated by the Purchase Agreements.

6.9 No Default or Borrowing Base Deficiency shall have occurred and be continuing as of the date hereof after giving effect to the terms of this Second Amendment.

6.10 The Administrative Agent shall have received all fees and other amounts due and payable to the Administrative Agent or any Lenders in connection with this Second Amendment.

6.11 The Administrative Agent shall have received duly executed Notes payable to each Lender requesting a Note in a principal amount equal to its Maximum Credit Amount (as amended by Section 3 hereof) dated as of the date hereof.

6.12 The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.

The Administrative Agent is hereby authorized and directed to declare this Second Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 6 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 7. Return of Promissory Notes. Promptly upon receipt of any replacement Note under Section 6.11 hereof, each Lender shall return to the Administrative Agent (for delivery to the Borrower for cancellation) any other Note in such Lender’s possession that was previously delivered to such Lender under the Credit Agreement.

Section 8. Miscellaneous.

8.1 Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Second Amendment) shall remain in full force and effect in accordance with its terms following the Second Amendment Effective Date, and this Second Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as expressly provided for herein. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

8.2 No Waiver. Neither the execution by the Administrative Agent or the Lenders of this Second Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any Defaults or Events of Default which may exist, which may have occurred prior to the date of the effectiveness of this Second Amendment or which may occur in the future under the Credit Agreement and/or the other Loan Documents. Similarly, nothing contained in this Second Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Default or Event of Default, (b) except as expressly provided herein, amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument.

8.3 Ratification and Affirmation of Credit Parties. Each Credit Party hereby expressly (i) acknowledges the terms of this Second Amendment, (ii) ratifies and affirms its obligations under the Guaranty Agreement, the Security Agreement and the other Loan Documents to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guaranty Agreement, the Security Agreement and the other Loan Documents to which it is a party, (iv) agrees that its guarantee under the Guaranty Agreement and its pledge of collateral under the Security Agreement and any of its obligations under the other Loan Documents to which it is a party remain in full force and effect with respect to the Indebtedness as amended hereby, (v) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Person contained in the Credit Agreement (as amended by this Second Amendment) and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof and after giving effect to this Second Amendment except (A) to the extent any such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall continue to be true and correct as of such specified earlier date, and (B) to the extent that any such representation and warranty is expressly qualified by reference to materiality, a Material Adverse Effect or similar qualification, in which case such representations and warranties shall be true and correct in all respects, (vi) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Person of this Second Amendment are within such Person’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Second Amendment constitutes the valid and binding obligation of such Person enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and (vii) represents and warrants to the Lenders and the Administrative Agent that, after giving effect to this Second Amendment, no Default or Event of Default exists.

8.4 Counterparts. This Second Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Second Amendment by facsimile or other electronic transmission (e.g., .pdf) shall be effective as delivery of a manually executed counterpart of this Second Amendment.

8.5 No Oral Agreement. THIS WRITTEN SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

8.6 Governing Law. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

8.7 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Second Amendment in accordance with Section 12.03.

8.8 Severability. Any provision of this Second Amendment or any other Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

8.9 Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (in each case, as permitted by Section 12.04).

8.10 Loan Document. This Second Amendment shall constitute a “Loan Document” under and as defined in Section 1.02.

8.11 Exiting Lender. The Exiting Lender hereby (a) consents to this Second Amendment as required under Section 12.02(b) of the Credit Agreement and (b) acknowledges and agrees to Section 2.9 hereof. Each of the parties hereto hereby agrees and confirms that immediately after giving effect to Section 2.9 hereof, the Exiting Lender’s Maximum Credit Amount shall be $0.00, the Exiting Lender’s Commitments to lend and all obligations under the Credit Agreement shall be terminated, and the Exiting Lender shall cease to be a Lender for all purposes under the Loan Documents.

[Signature Pages Follow]

The parties hereto have caused this Second Amendment to be duly executed as of the day and year first above written.

BORROWER:

WILDHORSE RESOURCE DEVELOPMENT CORPORATION, a Delaware corporation

By:	/s/ Andrew J. Cozby
Name:	Andrew J. Cozby
Title:	Executive Vice President and Chief
Financial Officer

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

WILDHORSE RESOURCE DEVELOPMENT CORPORATION

GUARANTORS:

WILDHORSE RESOURCES II, LLC, a Delaware limited liability company
By: WildHorse Resource Development Corporation, its sole member
ESQUISTO RESOURCES II, LLC, a Texas limited liability company
By: WildHorse Resource Development Corporation, its sole member
WHE ACQCO., LLC, a Delaware limited liability company
By: WildHorse Resource Development Corporation, its sole member
WHR EAGLE FORD LLC, a Delaware limited liability company
By: WildHorse Resource Development Corporation, its sole member

By:	/s/ Andrew J. Cozby
Name:	Andrew J. Cozby
Title:	Executive Vice President and Chief
Financial Officer

WILDHORSE RESOURCES MANAGEMENT COMPANY, LLC, a Delaware limited liability company
By: WildHorse Resources II, LLC, its sole member,
By: WildHorse Resource Development Corporation, its sole member

OAKFIELD ENERGY LLC, a Delaware limited liability company
By: WildHorse Resources II, LLC, its sole member,
By: WildHorse Resource Development Corporation, its sole member

By:	/s/ Andrew J. Cozby
Name:	Andrew J. Cozby
Title:	Executive Vice President and Chief
Financial Officer

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

WILDHORSE RESOURCE DEVELOPMENT CORPORATION

PETROMAX E&P BURLESON, LLC, a Texas limited liability company
By: Esquisto Resources II, LLC, its sole member,
By: WildHorse Resource Development Corporation, its sole member

By:	/s/ Andrew J. Cozby
Name:	Andrew J. Cozby
Title:	Executive Vice President and Chief
Financial Officer

BURLESON WATER RESOURCES, LLC, a Texas limited liability company
By: Esquisto Resources II, LLC, its sole member,
By: WildHorse Resource Development Corporation, its sole member

By:	/s/ Andrew J. Cozby
Name:	Andrew J. Cozby
Title:	Executive Vice President and Chief
Financial Officer

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

WILDHORSE RESOURCE DEVELOPMENT CORPORATION

ADMINISTRATIVE AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

By:	/s/ Russell Otts
Name:	Russell Otts
Title:	Director

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

WILDHORSE RESOURCE DEVELOPMENT CORPORATION

BMO HARRIS BANK N.A., as a Lender

By:	/s/ Kevin Utsey
Name:	Kevin Utsey
Title:	Director

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

WILDHORSE RESOURCE DEVELOPMENT CORPORATION

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Raza Jaffen
Name:	Raza Jaffen
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

WILDHORSE RESOURCE DEVELOPMENT CORPORATION

BARCLAYS BANK PLC, as a Lender

By:	/s/ May Huang
Name:	May Huang
Title:	Assistant Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

WILDHORSE RESOURCE DEVELOPMENT CORPORATION

CITIBANK, N.A., as a Lender

By:	/s/ Cliff Vaz
Name:	Cliff Vaz
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

WILDHORSE RESOURCE DEVELOPMENT CORPORATION

COMERICA BANK, as a Lender

By:	/s/ William B. Robinson
Name:	William B. Robinson
Title:	Senior Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

WILDHORSE RESOURCE DEVELOPMENT CORPORATION

ING CAPITAL LLC, as a Lender

By:	/s/ Josh Strong
Name:	Josh Strong
Title:	Director

By:	/s/ Charles Hall
Name:	Charles Hall
Title:	Managing Director

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

WILDHORSE RESOURCE DEVELOPMENT CORPORATION

BOKF, N.A. DBA BANK OF TEXAS, as a Lender

By:	/s/ Martin Wilson
Name:	Martin Wilson
Title:	SVP – Energy Lending

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

WILDHORSE RESOURCE DEVELOPMENT CORPORATION

CAPITAL ONE NATIONAL ASSOCIATION, as a Lender

By:	/s/ Michael Higgins
Name:	Michael Higgins
Title:	Senior Director

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

WILDHORSE RESOURCE DEVELOPMENT CORPORATION

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Justin Crawford
Name:	Justin Crawford
Title:	Authorized Signatory

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

WILDHORSE RESOURCE DEVELOPMENT CORPORATION

ASSOCIATED BANK, N.A., as a Lender

By:	/s/ Kyle Lewis
Name:	Kyle Lewis
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

WILDHORSE RESOURCE DEVELOPMENT CORPORATION

COMPASS BANK, as a Lender

By:	/s/ Kari McDaniel
Name:	Kari McDaniel
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

WILDHORSE RESOURCE DEVELOPMENT CORPORATION

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Richard Antl
Name:	Richard Antl
Title:	Authorized Signatory

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

WILDHORSE RESOURCE DEVELOPMENT CORPORATION

FIFTH THIRD BANK, as a Lender

By:	/s/ Justin Bellamy
Name:	Justin Bellamy
Title:	Director

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

WILDHORSE RESOURCE DEVELOPMENT CORPORATION

U.S. BANK, as a Lender

By:	/s/ John C. Lozano
Name:	John C. Lozano
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

WILDHORSE RESOURCE DEVELOPMENT CORPORATION

RAYMOND JAMES BANK, N.A., as the Exiting Lender

By:	/s/ Scott G. Axelrod
Name:	Scott G. Axelrod
Title:	Senior Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

WILDHORSE RESOURCE DEVELOPMENT CORPORATION

ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS AND ELECTED COMMITMENTS

Name of Lender	Applicable Percentage	Maximum Credit Amount	Elected Commitment
Wells Fargo Bank, National Association	9.2308%	$92,308,000.00	$60,000,000.00
BMO Harris Bank N.A.	9.2308%	$92,308,000.00	$60,000,000.00
Bank of America, N.A.	7.6923%	$76,923,000.00	$50,000,000.00
Barclays Bank PLC	7.6923%	$76,923,000.00	$50,000,000.00
Citibank, N.A.	7.6923%	$76,923,000.00	$50,000,000.00
Comerica Bank	7.6923%	$76,923,000.00	$50,000,000.00
ING Capital LLC	7.6923%	$76,923,000.00	$50,000,000.00
BOKF, N. A. DBA Bank of Texas	6.3846%	$63,846,000.00	$41,500,000.00
Capital One National Association	6.3846%	$63,846,000.00	$41,500,000.00
JPMorgan Chase Bank, N.A.	6.3846%	$63,846,000.00	$41,500,000.00
Canadian Imperial Bank of Commerce, New York Branch	5.7692%	$57,692,000.00	$37,500,000.00
Compass Bank	5.7692%	$57,692,000.00	$37,500,000.00
Fifth Third Bank	5.7692%	$57,692,000.00	$37,500,000.00
Associated Bank, N.A.	3.3077%	$33,077,000.00	$21,500,000.00
U.S. Bank	3.3077%	$33,077,000.00	$21,500,000.00

TOTAL	100.00000000%	$1,000,000,000.00	$650,000,000.00

ANNEX I